                                                                     Exhibit 4.1

                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                                 SCANSOFT, INC.,
                             A Delaware Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, UNLESS SUCH SECURITIES ARE TRANSFERRED PURSUANT TO (I) A REGISTRATION UNDER THE ACT OR (II) REGULATION S OR OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.


                                                                Warrant No.: W-3


Issuance Date: November 15, 2004.


THIS CERTIFIES THAT, for value received, Magnum Communications Fund L.P., as designee for and acting on behalf of the Shareholders as Shareholder Representative (the "Shareholder Representative") pursuant to Section 8.4 of that certain Agreement and Plan of Merger, dated as of November 15, 2004 (the "Merger Agreement"), by and among Phonetics Systems Ltd., Phonetics Acquisition Ltd., the Company (as defined below), and the Shareholder Representative is entitled to subscribe for and purchase from ScanSoft, Inc., a Delaware corporation (the "Company"), up to Two Hundred Fifty Thousand (250,000) fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof) (the "Warrant Shares") of Common Stock of the Company (the "Common Stock") at the purchase price of $4.46 per share (as adjusted pursuant to Section 3 hereof) (the "Exercise Price"); upon the terms and subject to the conditions hereinafter set forth. The Shareholder Representative and any Shareholder to whom this Warrant shall be transferred pursuant to Section 5 hereof, shall be referred to as "Holder" hereunder. Any capitalized term not otherwise defined in this Warrant shall have the meaning assigned to such term in the Merger Agreement.

1. EXERCISE RIGHTS.

      (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time and from time to time, subject to Section 2 and Section 8 herein, in whole or in part, by delivery to the principal offices of the Company, of this Warrant and a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire, transfer or delivery of a certified check payable to the order of the Company.

      (b) Net Issue Exercise.

            (i) In lieu of exercising the purchase rights represented by this Warrant on a cash basis pursuant to Section 1(a), the Holder may, subject to
Section 2 and Section 8 herein, elect to exercise such rights represented by this Warrant, in whole or in part, on a net-issue basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion hereof to be cancelled in connection with such net-issue exercise) at the time of any such net-issue exercise, by delivery to the principal offices of the Company of this Warrant and a completed and duly executed Notice of Net-Issue Exercise, in the form attached as Exhibit B hereto, properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, (B) the number of Warrant Shares with respect to which the Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, and (C) the number of Warrant Shares which remain subject to the Warrant after such net-issue exercise, if any (each as determined in accordance with Section 1(b)(ii) hereof).

            (ii) In the event that the Holder shall elect to exercise the rights represented by this Warrant in whole or in part on a net-issue basis pursuant to this Section 1(b) the Company shall issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

      X = Y(A-B)
          ------
            A

      X = the number of Warrant Shares to be issued to the Holder in connection with such net-issue exercise.

      Y = the number of Warrant Shares purchasable under this Warrant or the portion of the Warrant being exercised in connection with such net-issue exercise.

      A = the Fair Market Value (as defined below) of one share of Common Stock.

      B = the Exercise Price in effect as of the date of such net-issue exercise (as adjusted pursuant to Section 3 hereof).

      (c) Fair Market Value. For purposes of this Section 1, the "Fair Market Value" of the Common Stock shall have the following meaning:

            If the Common Stock is listed for trading on a national securities exchange or admitted for trading on a national market system, or closing bid and asked prices therefor are published in the Over-the-Counter Summary in The Wall Street Journal, then the per share Fair Market Value of the Common Stock for which the Warrant is being exercised shall be deemed to be the closing price quoted on such national securities exchange or such national market system, or the average of the closing bid and asked prices for the Common Stock quoted on the Over-the-Counter Summary, as applicable, for the ten (10) trading days prior to the date of determination of Fair Market Value in accordance herewith. If the Common Stock is not listed for trading on a national securities exchange or admitted for trading on a national market system, or closing bid and asked prices therefor are not published in the Over-the-Counter Summary in The Wall Street Journal, then the Fair Market Value shall be the fair market value per share of Common Stock, as determined in good faith by the Board of Directors of the Company.

      (d) Additional Conditions to Exercise of Warrant. Each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend or legends, as applicable, substantially in the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT DECLARED OR ORDERED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR
      (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH REGISTRATION OR RULE 144 COMPLIANCE IS NOT REQUIRED UNDER THE SECURITIES ACT AS TO SUCH SALE, OFFER OF SALE, PLEDGE, HYPOTHECATION OR OTHER DISTRIBUTION. THIS CERTIFICATE MUST SE SURRENDERED TO THE ISSUER HEREOF OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY INTEREST IN THE SECURITIES REPRESENTED HEREBY; or

      NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, UNLESS SUCH SECURITIES ARE TRANSFERRED PURSUANT TO (I) A REGISTRATION UNDER THE ACT OR (II) REGULATION S OR OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. HEDGING

      TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

      (e) Fractional Shares. Upon the exercise of the rights represented by this Warrant the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

      (f) Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

      (g) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder (or Holder's designee) within the normal settlement period and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

      (h) Issue Taxes. The issuance of certificates for shares of Common Stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

2. EXERCISABILITY OF WARRANT SHARES. Notwithstanding anything to the contrary in this Warrant, this Warrant shall only be exercisable, and the Holder may subscribe for the purchase of Warrant Shares as follows: (i) for One Hundred Twenty-Five Thousand (125,000) Warrant Shares upon the payment of the 2007 Automation Earnout in accordance with Section 9.3 of the Merger Agreement, and
(ii) for up to an additional One Hundred Twenty-Five Thousand 125,000 Warrant Shares, calculated on a linear scale in proportion to the percentage of the 2007 Automation Earnout Bonus earned in accordance with Section 9.3 of the Merger Agreement. In the event this Warrant shall not become exercisable in accordance with the foregoing due to the fact that the conditions to the payment of the 2007 Automation Earnout have not been satisfied, this Warrant shall immediately terminate.

3. ADJUSTMENT RIGHTS.

      (a) Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

            (i) Reclassifications. In the event of a reclassification of the Common Stock other than by stock split, subdivision, consolidation or combination thereof, the Company shall execute a new Warrant, the terms of which provide that the holder of this Warrant shall have the right to exercise the rights represented by such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price then in effect, in lieu of the shares of Common Stock theretofore issuable upon exercise of the rights represented by this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments, which are as equivalent as practicable to the adjustments provided for in this Section 3. The provisions of this Section 3(a)(i) shall apply with equal force and effect to all successive reclassifications of the Common Stock.

            (ii) Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the record date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock sprit, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the record date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

            (iii) Requirement to Deliver a Prospectus under Israeli Law. In the event the distribution of this Warrant to any Shareholder pursuant to Section 5 hereof would require the publication of a prospectus pursuant to Israeli securities laws, then (i) the number of Warrant Shares issuable upon the exercise of this Warrant shall be reduced by the number of such Warrant Shares that would otherwise have been allocated upon distribution of the Warrants by the Shareholder Representative pursuant to Section 5 below to any Shareholder that counts towards the maximum number of holders which if exceeded would require the publication of a prospectus under Israeli securities laws and (ii) any such Shareholder shall be entitled to receive cash consideration in lieu of such distribution of Warrants in accordance with Section 1.6(c)(ii) of the Merger Agreement. (b) Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 3, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

4. TRANSFER OF WARRANT.

      This Warrant and the rights represented hereby are not transferable, except in accordance with Section 5 below.

5. DISTRIBUTION BY SHAREHOLDER REPRESENTATIVE. Notwithstanding anything to the contrary contained herein, upon the achievement of the 2007 Automation Earnout pursuant to Article IX of the Merger Agreement, the Shareholder Representative shall distribute (such date of distribution, the "Distribution Date") the Warrants then exercisable in accordance with Section 2 hereof to the Shareholders in accordance with the liquidation rights and preferences afforded such Shareholders under the Articles of Association of Polaris; provided, however, that if the distribution of the Warrant to any Shareholder would require the publication of a prospectus pursuant to Israeli securities laws, (i) the number of Warrant Shares into which this Warrant is exercisable shall be reduced, in accordance with Section 3(a)(iii) hereof, by the number of such Warrant Shares that would have been allocated upon distribution of the Warrants by the Shareholder Representative pursuant to this
Section 5 to any Shareholder that counts towards the maximum number of holders which if exceeded would require the publication of a prospectus under Israeli securities laws and (ii) any such Shareholder shall be entitled to receive cash consideration in lieu of such distribution of Warrants in accordance with
Section 1.6(c)(ii) of the Merger Agreement. It is agreed and understood that for purposes of determining whether liquidation preferences have been satisfied and for the payment of cash in lieu of the Warrants, each share subject to the Warrants shall have a value of $1.33.

6. [INTENTIONALLY OMITTED]

7. NO STOCKHOLDER RIGHTS. The holder of this warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the stockholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the holder (or any transferee hereof) any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the stockholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares issuable upon the exercise of the rights represented hereby shall have become deliverable as provided herein.

8. EXPIRATION OF WARRANT. This Warrant shall expire, and the rights represented hereby may no longer be exercised as of the close of business on the second
(2nd) anniversary of the Distribution Date relating to the 2007 Automation Earnout (or, if there is no such distribution, on the date that would have been the Distribution Date had the 2007 Automation Earnout been earned); provided, however, that, notwithstanding anything to the contrary contained herein, in the event the portion of the Israeli Income Tax Ruling set forth in Section 6.4(b)(i)(B) of the Merger Agreement is not obtained prior to the Effective Date, this Warrant shall immediately terminate as of the Closing of the Merger and shall be of no further force and effect; and provided further, however, that this Warrant shall immediately terminate upon the termination of the Merger Agreement in accordance with Article XI thereof.

9. [INTENTIONALLY OMITTED].

10. MISCELLANEOUS.

      (a) Governing Law. This Warrant is being delivered in the State of New York, and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the courts of the State of New York. The parties agree to submit to the jurisdiction and venue of such courts.

      (b) Notice Procedures. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, one day after deposit with a nationally recognized overnight courier, transmission by confirmed facsimile or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. A copy of any notices to the Company shall simultaneously be sent to:

Robert Sanchez, Esq.
Wilson Sonsini Goodrich & Rosati, P.C.
12 East 49th Street, 30th Floor
New York, NY 10017
(212) 999-5899 (fax)

      (c) Successors and Assigns. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder.

      (d) Entire Agreement. This Warrant constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes in their entirety any prior or contemporaneous agreements by and between the Company and the Holder with respect to such matters.

      (e) Further Assurances: No Impairment. The Company shall not by amendment of its Certificate of Incorporation or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. The Company shall at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of the rights represented by this Warrant in any manner which interferes with a timely exercise of such rights. The Company shall not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith seek to carry out all such terms and take all such actions as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment.

      (f) Lost Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company at the Holder's expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

      (g) Amendments. This Warrant and any provision hereof may be amended, waived or terminated (either generally or in a particular instance, retroactively or prospectively and for a specified period of time or indefinitely) only by a written instrument signed by the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



Issued this 15th day of November 2004.

                                        SCANSOFT, INC.,
                                        a Delaware corporation



                                        By: /s/ Paul Ricci
                                            ------------------------------------

                                        Name:  Paul Ricci
                                        Title: Chief Executive Officer and
                                               Director
                                        Address:
                                                --------------------------------

                                        ----------------------------------------


Acknowledged and Accepted:

-----------------


By: /s/ Yahal Zilka
    -----------------------------------------

Name:
     ---------------------------------------

Title:
      --------------------------------------

Address:
        ------------------------------------

--------------------------------------------

Date: November 15, 2004










                           [SIGNATURE PAGE TO WARRANT]

                                    EXHIBIT A
                             NOTICE OF CASH EXERCISE

To:   SCANSOFT, INC.

      ---------------------

      ---------------------

      1. The undersigned hereby elects to purchase __________ shares of Common Stock of ScanSoft, Inc., a Delaware corporation (the "Company"), pursuant to the terms of Warrant No. __ issued on November 15, 2004, to and in the name of ____________, a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

      2. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

            ---------------------------

            ---------------------------

      3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

                                        ----------------------------------------

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

                                    EXHIBIT B
                          NOTICE OF NET-ISSUE EXERCISE

To:   SCANSOFT, INC.

      ---------------------

      ---------------------

      1. The undersigned hereby elects to purchase __________ shares of Common Stock of ScanSoft, Inc., a Delaware corporation (the "Company"), on a net-issue basis pursuant to the terms of Warrant No. __ issued on November 15, 2004, to and in the name of ____________, a copy of which is attached hereto (the "Warrant").

      2. Net-issue Information:

            (a)   Number of Shares of Common Stock to be Delivered:_____________

            (b)   Number of Shares of Common Stock Surrendered:_________________

            (c)   Number of Shares Remaining Subject to Warrant:________________

      3. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

            ---------------------------

            ---------------------------

      4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

                                        ----------------------------------------

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                                 SCANSOFT, INC.,
                             A Delaware Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, UNLESS SUCH SECURITIES ARE TRANSFERRED PURSUANT TO (I) A REGISTRATION UNDER THE ACT OR (II) REGULATION S OR OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.


                                                                Warrant No.: W-1


Issuance Date: November 15, 2004.


THIS CERTIFIES THAT, for value received, Magnum Communications Fund L.P., as designee for and acting on behalf of the Shareholders as Shareholder Representative (the "Shareholder Representative") pursuant to Section 8.4 of that certain Agreement and Plan of Merger, dated as of November 15, 2004 (the "Merger Agreement"), by and among Phonetics Systems Ltd., Phonetics Acquisition Ltd., the Company (as defined below), and the Shareholder Representative is entitled to subscribe for and purchase from ScanSoft, Inc., a Delaware corporation (the "Company"), up to Two Hundred Fifty Thousand (250,000) fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof) (the "Warrant Shares") of Common Stock of the Company (the "Common Stock") at the purchase price of $4.46 per share (as adjusted pursuant to Section 3 hereof) (the "Exercise Price"); upon the terms and subject to the conditions hereinafter set forth. The Shareholder Representative and any Shareholder to whom this Warrant shall be transferred pursuant to Section 5 hereof, shall be referred to as "Holder" hereunder. Any capitalized term not otherwise defined in this Warrant shall have the meaning assigned to such term in the Merger Agreement.

1. EXERCISE RIGHTS.

      (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time and from time to time, subject to Section 2 and Section 8 herein, in whole or in part, by delivery to the principal offices of the Company, of this Warrant and a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire, transfer or delivery of a certified check payable to the order of the Company.

      (b) Net Issue Exercise.

            (i) In lieu of exercising the purchase rights represented by this Warrant on a cash basis pursuant to Section 1(a), the Holder may, subject to
Section 2 and Section 8 herein, elect to exercise such rights represented by this Warrant, in whole or in part, on a net-issue basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion hereof to be cancelled in connection with such net-issue exercise) at the time of any such net-issue exercise, by delivery to the principal offices of the Company of this Warrant and a completed and duly executed Notice of Net-Issue Exercise, in the form attached as Exhibit B hereto, properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, (B) the number of Warrant Shares with respect to which the Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, and (C) the number of Warrant Shares which remain subject to the Warrant after such net-issue exercise, if any (each as determined in accordance with Section 1(b)(ii) hereof).

            (ii) In the event that the Holder shall elect to exercise the rights represented by this Warrant in whole or in part on a net-issue basis pursuant to this Section 1(b) the Company shall issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

      X = Y(A-B)
          ------
            A

      X = the number of Warrant Shares to be issued to the Holder in connection with such net-issue exercise.

      Y = the number of Warrant Shares purchasable under this Warrant or the portion of the Warrant being exercised in connection with such net-issue exercise.

      A = the Fair Market Value (as defined below) of one share of Common Stock.

      B = the Exercise Price in effect as of the date of such net-issue exercise (as adjusted pursuant to Section 3 hereof).

      (c) Fair Market Value. For purposes of this Section 1, the "Fair Market Value" of the Common Stock shall have the following meaning:

            If the Common Stock is listed for trading on a national securities exchange or admitted for trading on a national market system, or closing bid and asked prices therefor are published in the Over-the-Counter Summary in The Wall Street Journal, then the per share Fair Market Value of the Common Stock for which the Warrant is being exercised shall be deemed to be the closing price quoted on such national securities exchange or such national market system, or the average of the closing bid and asked prices for the Common Stock quoted on the Over-the-Counter Summary, as applicable, for the ten (10) trading days prior to the date of determination of Fair Market Value in accordance herewith. If the Common Stock is not listed for trading on a national securities exchange or admitted for trading on a national market system, or closing bid and asked prices therefor are not published in the Over-the-Counter Summary in The Wall Street Journal, then the Fair Market Value shall be the fair market value per share of Common Stock, as determined in good faith by the Board of Directors of the Company.

      (d) Additional Conditions to Exercise of Warrant. Each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend or legends, as applicable, substantially in the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT DECLARED OR ORDERED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR
      (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH REGISTRATION OR RULE 144 COMPLIANCE IS NOT REQUIRED UNDER THE SECURITIES ACT AS TO SUCH SALE, OFFER OF SALE, PLEDGE, HYPOTHECATION OR OTHER DISTRIBUTION. THIS CERTIFICATE MUST SE SURRENDERED TO THE ISSUER HEREOF OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY INTEREST IN THE SECURITIES REPRESENTED HEREBY; or

      NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, UNLESS SUCH SECURITIES ARE TRANSFERRED PURSUANT TO (I) A REGISTRATION UNDER THE ACT OR (II) REGULATION S OR OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. HEDGING

      TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

      (e) Fractional Shares. Upon the exercise of the rights represented by this Warrant the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

      (f) Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

      (g) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder (or Holder's designee) within the normal settlement period and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

      (h) Issue Taxes. The issuance of certificates for shares of Common Stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

2. EXERCISABILITY OF WARRANT SHARES. Notwithstanding anything to the contrary in this Warrant, this Warrant shall only be exercisable, and the Holder may subscribe for the purchase of Warrant Shares as follows: (i) for One Hundred Twenty-Five Thousand (125,000) Warrant Shares upon the payment of the 2005 Automation Earnout in accordance with Section 9.3 of the Merger Agreement, and
(ii) for up to an additional One Hundred Twenty-Five Thousand 125,000 Warrant Shares, calculated on a linear scale in proportion to the percentage of the 2005 Automation Earnout Bonus earned in accordance with Section 9.3 of the Merger Agreement. In the event this Warrant shall not become exercisable in accordance with the foregoing due to the fact that the conditions to the payment of the 2005 Automation Earnout have not been satisfied, this Warrant shall immediately terminate.

3. ADJUSTMENT RIGHTS.

      (a) Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

            (i) Reclassifications. In the event of a reclassification of the Common Stock other than by stock split, subdivision, consolidation or combination thereof, the Company shall execute a new Warrant, the terms of which provide that the holder of this Warrant shall have the right to exercise the rights represented by such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price then in effect, in lieu of the shares of Common Stock theretofore issuable upon exercise of the rights represented by this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments, which are as equivalent as practicable to the adjustments provided for in this Section 3. The provisions of this Section 3(a)(i) shall apply with equal force and effect to all successive reclassifications of the Common Stock.

            (ii) Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the record date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock sprit, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the record date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

            (iii) Requirement to Deliver a Prospectus under Israeli Law. In the event the distribution of this Warrant to any Shareholder pursuant to Section 5 hereof would require the publication of a prospectus pursuant to Israeli securities laws, then (i) the number of Warrant Shares issuable upon the exercise of this Warrant shall be reduced by the number of such Warrant Shares that would otherwise have been allocated upon distribution of the Warrants by the Shareholder Representative pursuant to Section 5 below to any Shareholder that counts towards the maximum number of holders which if exceeded would require the publication of a prospectus under Israeli securities laws and (ii) any such Shareholder shall be entitled to receive cash consideration in lieu of such distribution of Warrants in accordance with Section 1.6(c)(ii) of the Merger Agreement.

      (b) Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 3, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

4. TRANSFER OF WARRANT.

      This Warrant and the rights represented hereby are not transferable, except in accordance with Section 5 below.

5. DISTRIBUTION BY SHAREHOLDER REPRESENTATIVE. Notwithstanding anything to the contrary contained herein, upon the achievement of the 2005 Automation Earnout pursuant to Article IX of the Merger Agreement, the Shareholder Representative shall distribute (such date of distribution, the "Distribution Date") the Warrants then exercisable in accordance with Section 2 hereof to the Shareholders in accordance with the liquidation rights and preferences afforded such Shareholders under the Articles of Association of Polaris; provided, however, that if the distribution of the Warrant to any Shareholder would require the publication of a prospectus pursuant to Israeli securities laws, (i) the number of Warrant Shares into which this Warrant is exercisable shall be reduced, in accordance with Section 3(a)(iii) hereof, by the number of such Warrant Shares that would have been allocated upon distribution of the Warrants by the Shareholder Representative pursuant to this
Section 5 to any Shareholder that counts towards the maximum number of holders which if exceeded would require the publication of a prospectus under Israeli securities laws and (ii) any such Shareholder shall be entitled to receive cash consideration in lieu of such distribution of Warrants in accordance with
Section 1.6(c)(ii) of the Merger Agreement. It is agreed and understood that for purposes of determining whether liquidation preferences have been satisfied and for the payment of cash in lieu of the Warrants, each share subject to the Warrants shall have a value of $1.33.

6. [INTENTIONALLY OMITTED]

7. NO STOCKHOLDER RIGHTS. The holder of this warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the stockholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the holder (or any transferee hereof) any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the stockholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares issuable upon the exercise of the rights represented hereby shall have become deliverable as provided herein.

8. EXPIRATION OF WARRANT. This Warrant shall expire, and the rights represented hereby may no longer be exercised as of the close of business on the second
(2nd) anniversary of the Distribution Date relating to the 2005 Automation Earnout (or, if there is no such distribution, on the date that would have been the Distribution Date had the 2005 Automation Earnout been earned); provided, however, that, notwithstanding anything to the contrary contained herein, in the event the portion of the Israeli Income Tax Ruling set forth in Section 6.4(b)(i)(B) of the Merger Agreement is not obtained prior to the Effective Date, this Warrant shall immediately terminate as of the Closing of the Merger and shall be of no further force and effect; and provided further, however, that this Warrant shall immediately terminate upon the termination of the Merger Agreement in accordance with Article XI thereof.

9. [INTENTIONALLY OMITTED].

10. MISCELLANEOUS.

      (a) Governing Law. This Warrant is being delivered in the State of New York, and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the courts of the State of New York. The parties agree to submit to the jurisdiction and venue of such courts.

      (b) Notice Procedures. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, one day after deposit with a nationally recognized overnight courier, transmission by confirmed facsimile or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. A copy of any notices to the Company shall simultaneously be sent to:

Robert Sanchez, Esq.
Wilson Sonsini Goodrich & Rosati, P.C.
12 East 49th Street, 30th Floor
New York, NY 10017
(212) 999-5899 (fax)

      (c) Successors and Assigns. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder.

      (d) Entire Agreement. This Warrant constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes in their entirety any prior or contemporaneous agreements by and between the Company and the Holder with respect to such matters.

      (e) Further Assurances: No Impairment. The Company shall not by amendment of its Certificate of Incorporation or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. The Company shall at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of the rights represented by this Warrant in any manner which interferes with a timely exercise of such rights. The Company shall not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith seek to carry out all such terms and take all such actions as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment.

      (f) Lost Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company at the Holder's expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

      (g) Amendments. This Warrant and any provision hereof may be amended, waived or terminated (either generally or in a particular instance, retroactively or prospectively and for a specified period of time or indefinitely) only by a written instrument signed by the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



Issued this 15th day of November 2004.

                                        SCANSOFT, INC.,
                                        a Delaware corporation



                                        By: /s/ Paul Ricci
                                            ------------------------------------

                                        Name:  Paul Ricci
                                        Title: Chief Executive Officer and
                                               Director
                                        Address:
                                                --------------------------------

                                        ----------------------------------------

Acknowledged and Accepted:


-----------------


By: /s/ Yahal Zilka
    ----------------------------------------

Name:
     ---------------------------------------

Title:
      --------------------------------------

Address:
        ------------------------------------

--------------------------------------------

Date: November 15, 2004




                           [SIGNATURE PAGE TO WARRANT]

                                    EXHIBIT A
                             NOTICE OF CASH EXERCISE

To:   SCANSOFT, INC.

      --------------

      --------------

      1. The undersigned hereby elects to purchase __________ shares of Common Stock of ScanSoft, Inc., a Delaware corporation (the "Company"), pursuant to the terms of Warrant No. __ issued on November 15, 2004, to and in the name of ____________, a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

      2. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

      --------------------------

      --------------------------

      3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

                                        ----------------------------------------

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

                                    EXHIBIT B
                          NOTICE OF NET-ISSUE EXERCISE

To:   SCANSOFT, INC.

      --------------

      --------------

      1. The undersigned hereby elects to purchase __________ shares of Common Stock of ScanSoft, Inc., a Delaware corporation (the "Company"), on a net-issue basis pursuant to the terms of Warrant No. __ issued on November 15, 2004, to and in the name of ____________, a copy of which is attached hereto (the "Warrant").

      2. Net-issue Information:

            (a)   Number of Shares of Common Stock to be Delivered:_____________

            (b)   Number of Shares of Common Stock Surrendered:_________________

            (c)   Number of Shares Remaining Subject to Warrant:________________

      3. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

      -------------------------------

      -------------------------------

      4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

                                        ----------------------------------------

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

                                     WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                                 SCANSOFT, INC.,
                             A Delaware Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, UNLESS SUCH SECURITIES ARE TRANSFERRED PURSUANT TO (I) A REGISTRATION UNDER THE ACT OR (II) REGULATION S OR OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.


                                                                Warrant No.: W-2


Issuance Date: November 15, 2004.


THIS CERTIFIES THAT, for value received, Magnum Communications Fund L.P., as designee for and acting on behalf of the Shareholders as Shareholder Representative (the "Shareholder Representative") pursuant to Section 8.4 of that certain Agreement and Plan of Merger, dated as of November 15, 2004 (the "Merger Agreement"), by and among Phonetics Systems Ltd., Phonetics Acquisition Ltd., the Company (as defined below), and the Shareholder Representative is entitled to subscribe for and purchase from ScanSoft, Inc., a Delaware corporation (the "Company"), up to Two Hundred Fifty Thousand (250,000) fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof) (the "Warrant Shares") of Common Stock of the Company (the "Common Stock") at the purchase price of $4.46 per share (as adjusted pursuant to Section 3 hereof) (the "Exercise Price"); upon the terms and subject to the conditions hereinafter set forth. The Shareholder Representative and any Shareholder to whom this Warrant shall be transferred pursuant to Section 5 hereof, shall be referred to as "Holder" hereunder. Any capitalized term not otherwise defined in this Warrant shall have the meaning assigned to such term in the Merger Agreement.

1. EXERCISE RIGHTS.

      (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time and from time to time, subject to Section 2 and Section 8 herein, in whole or in part, by delivery to the principal offices of the Company, of this Warrant and a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto accompanied by payment to the Company of an amount equal to the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire, transfer or delivery of a certified check payable to the order of the Company.

      (b) Net Issue Exercise.

            (i) In lieu of exercising the purchase rights represented by this Warrant on a cash basis pursuant to Section 1(a), the Holder may, subject to
Section 2 and Section 8 herein, elect to exercise such rights represented by this Warrant, in whole or in part, on a net-issue basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion hereof to be cancelled in connection with such net-issue exercise) at the time of any such net-issue exercise, by delivery to the principal offices of the Company of this Warrant and a completed and duly executed Notice of Net-Issue Exercise, in the form attached as Exhibit B hereto, properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, (B) the number of Warrant Shares with respect to which the Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such net-issue exercise, and (C) the number of Warrant Shares which remain subject to the Warrant after such net-issue exercise, if any (each as determined in accordance with Section 1(b)(ii) hereof).

            (ii) In the event that the Holder shall elect to exercise the rights represented by this Warrant in whole or in part on a net-issue basis pursuant to this Section 1(b) the Company shall issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

      X = Y(A-B)
          ------
            A

      X = the number of Warrant Shares to be issued to the Holder in connection with such net-issue exercise.

      Y = the number of Warrant Shares purchasable under this Warrant or the portion of the Warrant being exercised in connection with such net-issue exercise.

      A = the Fair Market Value (as defined below) of one share of Common Stock.

      B = the Exercise Price in effect as of the date of such net-issue exercise (as adjusted pursuant to Section 3 hereof).

      (c) Fair Market Value. For purposes of this Section 1, the "Fair Market Value" of the Common Stock shall have the following meaning:

            If the Common Stock is listed for trading on a national securities exchange or admitted for trading on a national market system, or closing bid and asked prices therefor are published in the Over-the-Counter Summary in The Wall Street Journal, then the per share Fair Market Value of the Common Stock for which the Warrant is being exercised shall be deemed to be the closing price quoted on such national securities exchange or such national market system, or the average of the closing bid and asked prices for the Common Stock quoted on the Over-the-Counter Summary, as applicable, for the ten (10) trading days prior to the date of determination of Fair Market Value in accordance herewith. If the Common Stock is not listed for trading on a national securities exchange or admitted for trading on a national market system, or closing bid and asked prices therefor are not published in the Over-the-Counter Summary in The Wall Street Journal, then the Fair Market Value shall be the fair market value per share of Common Stock, as determined in good faith by the Board of Directors of the Company.

      (d) Additional Conditions to Exercise of Warrant. Each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend or legends, as applicable, substantially in the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT DECLARED OR ORDERED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR
      (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH REGISTRATION OR RULE 144 COMPLIANCE IS NOT REQUIRED UNDER THE SECURITIES ACT AS TO SUCH SALE, OFFER OF SALE, PLEDGE, HYPOTHECATION OR OTHER DISTRIBUTION. THIS CERTIFICATE MUST SE SURRENDERED TO THE ISSUER HEREOF OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY INTEREST IN THE SECURITIES REPRESENTED HEREBY; or

      NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, UNLESS SUCH SECURITIES ARE TRANSFERRED PURSUANT TO (I) A REGISTRATION UNDER THE ACT OR (II) REGULATION S OR OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. HEDGING

      TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

      (e) Fractional Shares. Upon the exercise of the rights represented by this Warrant the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

      (f) Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

      (g) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder (or Holder's designee) within the normal settlement period and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

      (h) Issue Taxes. The issuance of certificates for shares of Common Stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

2. EXERCISABILITY OF WARRANT SHARES. Notwithstanding anything to the contrary in this Warrant, this Warrant shall only be exercisable, and the Holder may subscribe for the purchase of Warrant Shares as follows: (i) for One Hundred Twenty-Five Thousand (125,000) Warrant Shares upon the payment of the 2006 Automation Earnout in accordance with Section 9.3 of the Merger Agreement, and
(ii) for up to an additional One Hundred Twenty-Five Thousand 125,000 Warrant Shares, calculated on a linear scale in proportion to the percentage of the 2006 Automation Earnout Bonus earned in accordance with Section 9.3 of the Merger Agreement. In the event this Warrant shall not become exercisable in accordance with the foregoing due to the fact that the conditions to the payment of the 2006 Automation Earnout have not been satisfied, this Warrant shall immediately terminate.

3. ADJUSTMENT RIGHTS.

      (a) Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

            (i) Reclassifications. In the event of a reclassification of the Common Stock other than by stock split, subdivision, consolidation or combination thereof, the Company shall execute a new Warrant, the terms of which provide that the holder of this Warrant shall have the right to exercise the rights represented by such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price then in effect, in lieu of the shares of Common Stock theretofore issuable upon exercise of the rights represented by this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments, which are as equivalent as practicable to the adjustments provided for in this Section 3. The provisions of this Section 3(a)(i) shall apply with equal force and effect to all successive reclassifications of the Common Stock.

            (ii) Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the record date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock sprit, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the record date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

            (iii) Requirement to Deliver a Prospectus under Israeli Law. In the event the distribution of this Warrant to any Shareholder pursuant to Section 5 hereof would require the publication of a prospectus pursuant to Israeli securities laws, then (i) the number of Warrant Shares issuable upon the exercise of this Warrant shall be reduced by the number of such Warrant Shares that would otherwise have been allocated upon distribution of the Warrants by the Shareholder Representative pursuant to Section 5 below to any Shareholder that counts towards the maximum number of holders which if exceeded would require the publication of a prospectus under Israeli securities laws and (ii) any such Shareholder shall be entitled to receive cash consideration in lieu of such distribution of Warrants in accordance with Section 1.6(c)(ii) of the Merger Agreement.

      (b) Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 3, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

4. TRANSFER OF WARRANT.

      This Warrant and the rights represented hereby are not transferable, except in accordance with Section 5 below.

5. DISTRIBUTION BY SHAREHOLDER REPRESENTATIVE. Notwithstanding anything to the contrary contained herein, upon the achievement of the 2006 Automation Earnout pursuant to Article IX of the Merger Agreement, the Shareholder Representative shall distribute (such date of distribution, the "Distribution Date") the Warrants then exercisable in accordance with Section 2 hereof to the Shareholders in accordance with the liquidation rights and preferences afforded such Shareholders under the Articles of Association of Polaris; provided, however, that if the distribution of the Warrant to any Shareholder would require the publication of a prospectus pursuant to Israeli securities laws, (i) the number of Warrant Shares into which this Warrant is exercisable shall be reduced, in accordance with Section 3(a)(iii) hereof, by the number of such Warrant Shares that would have been allocated upon distribution of the Warrants by the Shareholder Representative pursuant to this
Section 5 to any Shareholder that counts towards the maximum number of holders which if exceeded would require the publication of a prospectus under Israeli securities laws and (ii) any such Shareholder shall be entitled to receive cash consideration in lieu of such distribution of Warrants in accordance with
Section 1.6(c)(ii) of the Merger Agreement. It is agreed and understood that for purposes of determining whether liquidation preferences have been satisfied and for the payment of cash in lieu of the Warrants, each share subject to the Warrants shall have a value of $1.33.

6. [INTENTIONALLY OMITTED]

7. NO STOCKHOLDER RIGHTS. The holder of this warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the stockholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the holder (or any transferee hereof) any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the stockholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares issuable upon the exercise of the rights represented hereby shall have become deliverable as provided herein.

8. EXPIRATION OF WARRANT. This Warrant shall expire, and the rights represented hereby may no longer be exercised as of the close of business on the second
(2nd) anniversary of the Distribution Date relating to the 2006 Automation Earnout (or, if there is no such distribution, on the date that would have been the Distribution Date had the 2006 Automation Earnout been earned); provided, however, that, notwithstanding anything to the contrary contained herein, in the event the portion of the Israeli Income Tax Ruling set forth in Section 6.4(b)(i)(B) of the Merger Agreement is not obtained prior to the Effective Date, this Warrant shall immediately terminate as of the Closing of the Merger and shall be of no further force and effect; and provided further, however, that this Warrant shall immediately terminate upon the termination of the Merger Agreement in accordance with Article XI thereof.

9. [INTENTIONALLY OMITTED].

10. MISCELLANEOUS.

      (a) Governing Law. This Warrant is being delivered in the State of New York, and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the courts of the State of New York. The parties agree to submit to the jurisdiction and venue of such courts.

      (b) Notice Procedures. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, one day after deposit with a nationally recognized overnight courier, transmission by confirmed facsimile or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. A copy of any notices to the Company shall simultaneously be sent to:

Robert Sanchez, Esq.
Wilson Sonsini Goodrich & Rosati, P.C.
12 East 49th Street, 30th Floor
New York, NY 10017
(212) 999-5899 (fax)

      (c) Successors and Assigns. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder.

      (d) Entire Agreement. This Warrant constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes in their entirety any prior or contemporaneous agreements by and between the Company and the Holder with respect to such matters.

      (e) Further Assurances: No Impairment. The Company shall not by amendment of its Certificate of Incorporation or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. The Company shall at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of the rights represented by this Warrant in any manner which interferes with a timely exercise of such rights. The Company shall not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith seek to carry out all such terms and take all such actions as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant against impairment.

      (f) Lost Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company at the Holder's expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

      (g) Amendments. This Warrant and any provision hereof may be amended, waived or terminated (either generally or in a particular instance, retroactively or prospectively and for a specified period of time or indefinitely) only by a written instrument signed by the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



Issued this 15th day of November 2004.

                                        SCANSOFT, INC.,
                                        a Delaware corporation



                                        By: /s/ Paul Ricci
                                            ------------------------------------

                                        Name:  Paul Ricci
                                        Title: Chief Executive Officer and
                                               Director
                                        Address:
                                                --------------------------------

                                        ----------------------------------------

Acknowledged and Accepted:


-----------------


By: /s/ Yahal Zilka
    ----------------------------------------

Name:
     ---------------------------------------

Title:
      --------------------------------------

Address:
        ------------------------------------

--------------------------------------------

Date: November 15, 2004



                           [SIGNATURE PAGE TO WARRANT]

                                    EXHIBIT A
                             NOTICE OF CASH EXERCISE

To:   SCANSOFT, INC.

      --------------------

      --------------------

      1. The undersigned hereby elects to purchase __________ shares of Common Stock of ScanSoft, Inc., a Delaware corporation (the "Company"), pursuant to the terms of Warrant No. __ issued on November 15, 2004, to and in the name of ____________, a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

      2. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

      -------------------------

      -------------------------

      3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

                                        ----------------------------------------

                                        ----------------------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                             -----------------------------------

                                    EXHIBIT B
                          NOTICE OF NET-ISSUE EXERCISE

To:   SCANSOFT, INC.

      --------------------

      --------------------

      1. The undersigned hereby elects to purchase __________ shares of Common Stock of ScanSoft, Inc., a Delaware corporation (the "Company"), on a net-issue basis pursuant to the terms of Warrant No. __ issued on November 15, 2004, to and in the name of ____________, a copy of which is attached hereto (the "Warrant").

      2. Net-issue Information:

            (a)   Number of Shares of Common Stock to be Delivered:_____________

            (b)   Number of Shares of Common Stock Surrendered:_________________

            (c)   Number of Shares Remaining Subject to Warrant:________________

      3. Please issue a certificate or certificates representing said shares of Common Stock in such name or names as specified below:

      -------------------------

      -------------------------

      4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned has executed an Investment Representation Statement, in the form attached as Exhibit C to the Warrant, concurrently herewith.

                                        ----------------------------------------

                                        ----------------------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                             -----------------------------------